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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 30, 1997

                             MOBILEMEDIA CORPORATION

             (Exact name of registrant as specified in its charter)

       Delaware                      0-26320                    22-3253006
(State or other jurisdiction    (Commission File No.)       (IRS Employer
      of incorporation)                                     Identification No.)

              65 Challenger Road, Ridgefield Park, New Jersey 07660
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (201) 440-8400
              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)


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                       INFORMATION TO BE INCLUDED IN THE REPORT

          Item 1.   Changes in Control of Registrant
                         Not Applicable.

          Item 2.   Acquisition or Disposition of Assets.
                         Not Applicable.

          Item 3.   Bankruptcy or Receivership
                         On January 30, 1997, MobileMedia Corporation
                         ("MobileMedia") and substantially all of its subsidiaries filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware
                         (IN RE: MOBILEMEDIA COMMUNICATIONS, INC., ET. AL.). MobileMedia and its subsidiaries are being operated as debtors-in-possession under the Code.

                         A copy of the press release issued by MobileMedia on January 30, 1997 reporting the Chapter 11 filings is attached as an exhibit hereto.

                         Pursuant to the requirements of the Bankruptcy Code, MobileMedia will be required to file monthly operating reports with the appointed United States Trustee (the "Trustee"). Such reports will be publicly available through the office of the Trustee.


          Item 4.   Changes in Registrant's Certifying Accountant
                         Not Applicable.

          Item 5.   Other Events.

                    On January 30, 1997, MobileMedia Corporation issued the press release attached hereto as Exhibit 99.1, all of the terms of which are incorporated by reference herein.

          Item 6.   Resignations of Registrants Directors.
                         Not Applicable

          Item 7.   Financial Statements and Exhibits.
                         Not Applicable

          Item 8.   Change in Fiscal Year.
                         Not Applicable


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                    Pursuant to the requirements of the Securities Exchange
          Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MOBILEMEDIA CORPORATION,
                                             a Delaware corporation

          Date: January 30, 1997             By:  /s/ Santo J. Pittsman
                                                  ---------------------
                                                  Santo J. Pittsman
                                                  Senior Vice President and
                                                  Chief Financial Officer

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                                    EXHIBIT INDEX


          Exhibit                                                      Page
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          Exhibit 99.1  --  Press Release dated January 30, 1997